EMPLOYMENT AGREEMENT


                    THIS AGREEMENT, made as of the 21st day of May, 1996, by and between AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (the "Company"), and ROY J. GLOSSER, an individual residing in Jamestown, New York (the "Executive"),

                                     WITNESSETH:

                    WHEREAS, the Company wishes to assure itself of the services of the Executive for the period provided in this Agreement, and the Executive is willing to serve in the employ of the Company on a full-time basis for such period upon the terms and conditions set forth below;

                    WHEREAS, the Executive's association with the Company has given and will continue to give him access to and familiarity with confidential information concerning the Company, including, but not limited to, operating and business methods and developments and customer information and relationships; and

                    WHEREAS, the Company would be irreparably injured if the Executive were to disclose any of the confidential information concerning the Company which the Executive has or may acquire.

                    NOW, THEREFORE, in consideration of the premises and all the terms and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                    1.   Employment and Duties.
                         ---------------------

                         (a) The Company hereby agrees to and hereby does employ the Executive for the term of this Agreement to render services to the Company and in connection therewith to perform such duties as the Executive may reasonably be directed to perform from time to time by the Board of Directors of the Company (the "Board"). During the period of his employment hereunder, the Executive shall devote all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder and shall use his best endeavors diligently to promote the business and welfare of the Company.

                         (b) The Executive hereby accepts such employment and agrees faithfully to perform to the best of his ability the duties described above.

                    2. Term. The Company hereby agrees to employ the Executive in the capacities and upon the terms and conditions set forth herein for a period commencing on May 21, 1996 at 12:00 noon Eastern Daylight Time and terminating on June 30, 1999 (the "Employment Period"), unless sooner terminated pursuant to
          Section 6 hereof.

                    3. Compensation. In consideration of the Executive's agreements contained herein and as compensation to the Executive for the performance of the services required hereunder, during the Employment Period the Company shall pay or grant to the Executive the following salary and other compensation and benefits:

                         (a) a base salary, payable semi-monthly, of not less than $8,334 per month, as determined from time to time by the Board or an appropriate committee thereof; provided, however, that the Executive's base salary shall be periodically reviewed by the Board and may be increased if the Board determines that an increase is appropriate on the basis of the types of actions it generally takes into account in increasing the salaries of the executive officers of the Company; and

                         (b) such other and additional benefits, including any long term incentive plans, as may from time to time be applicable to the Executive, which shall be relatively commensurate to benefits accorded other executives of the Company.

                         The Executive shall also be entitled during the Employment Period to participate in any pension, life insurance, accidental death benefit, medical and hospital insurance plans and programs of the Company in existence for the benefit of its employees generally and for which he qualifies, and such other employee benefit plans and programs which the Company provides to its employees generally in accordance with the practices of the Company as such practices are in effect from time to time.

                    4.   Renewal of Employment.
                         ---------------------

                         (a) Upon termination of the Employment Period, the Company may elect, with the approval of the Executive, to extend Executive's employment hereunder on a year-to-year basis, (each such one year extension being referred to as a "Renewal Term" and the time period of all Renewal Terms being referred to as the "Extended Employment Period"). If the Company elects not to extend Executive's employment hereunder at the end of the Employment Period or any Renewal Period, the Company agrees to continue to pay to the Executive the salary and benefits called for hereunder for a period ending on the sooner of (i) twelve months from the end of the Employment Period or Renewal Term, if applicable, or (ii) acceptance by the Executive of other employment, or (iii) acceptance by the Executive of paid consulting work.

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                         (b)  All  of  the  terms and  conditions  of  this
          Agreement shall continue in full force and effect during the Extended Employment Period, if any.

                    5. Disability. In the event of the permanent disability of Executive as determined for purposes of disability payment under Federal Social Security, the Company shall pay the Executive 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of this Agreement. Such payments shall be reduced by any payments to which the Executive is entitled under any disability plan then maintained by the Company and by any payments to which the Executive is entitled under the Federal Social Security disability program.

                    6.   Confidentiality.  The Executive agrees:
                         ---------------

                         (a) To keep secret all confidential matters of the Company and its affiliates, and not to disclose them to anyone outside the Company or its affiliates, either during or after his employment with the Company, except with the Company's prior written consent or as required by law; and

                         (b) To deliver promptly to the Company on termination of the Employment Period all memoranda, notes, records, reports and other documents (and all copies thereof) with respect to any such confidential matters and other proprietary information which the Executive may then possess or have under his control and not to engage in competition with the Company during the term of this Agreement and for a period of one year thereafter.

                    7.   Noncompetition.
                         --------------

                         (a) Executive agrees that Executive will not, in the continental United States and during the term of this Agreement and for a period of one year thereafter, by himself or in partnership or as an equity owner or in conjunction with or as a consultant, unpaid adviser, manager or agent of any other person, firm, corporation or other entity, either directly or indirectly, undertake or carry on or be engaged or have any financial or other interest in, or in any other manner, advise or assist any person, firm, corporation or other entity engaged or interested in, selling products or services of the nature sold by the Company.

                         (b) Executive agrees and warrants that the covenants contained herein are reasonable, that valid consideration has been and will be received therefor and that the

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

          agreements set forth herein are the result of arms-length negotiations between the parties hereto. Executive acknowledges that in the event of a violation of the covenants contained in this paragraph, the Company's damages will be difficult to ascertain and the Company's remedy at law will be inadequate. Accordingly, Executive agrees that the Company shall be entitled to specific performance of such covenants and to an injunction to prevent any continuing violation thereof.

                         (c) If any of the provisions of or covenants contained in this Section 7 is hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of or covenants contained in this Section 7 is held to be unenforceable in any jurisdiction because of the duration or geographical scope thereof, the parties agree that the court making such determination shall have the power to reduce the duration or geographical scope of such provision or covenant and, in its reduced form, said provision or covenant shall be enforceable; provided, however, that the determination of such court shall not affect the enforceability of this Section 7 in any other jurisdiction.

                    8. Termination. Notwithstanding any other provision of this Agreement, the Executive's employment hereunder and his compensation, bonuses and other benefits shall terminate and cease to accrue forthwith upon: (i) his death; or (ii) his disability (which shall be defined as his inability to perform his duties hereunder for an aggregate period of six months or more out of any consecutive twelve month period during the Employment Period); or (iii) by the Company for cause, as hereinafter defined. For purposes of this Agreement, "Cause" shall mean (a) intentional breach of this Agreement, or (b) intentional breach of a fiduciary duty owed to the Company involving personal profit, material, persistent and intentional dereliction, habitual drunkenness, habitual use of unprescribed narcotic drugs, or (c) failure to perform the duties set forth in this Agreement, which failure remains uncured thirty (30) days after written notice thereof from the Board of Directors of the
          Company, or (d) failure to perform stated duties owed to the Company which causes material harm or damage to the Company, or
          (e) conviction of Executive of a felony. For purposes of the foregoing, no act, or failure to act shall be considered "intentionally done" or "willfully done" unless done, or omitted to be done, in bad faith and without reasonable belief that such action or omission was in the best interest of the Company.

                    9. In the event of a Sale of the Company during the term of this Agreement, the Company shall pay to the Executive a special bonus, in addition to all other compensation hereunder,

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          equal  to one  year's base salary  at the  rate in  effect on the closing of such Sale. Such bonus shall be payable promptly after the consummation of such Sale but shall be disregarded in the computation of benefits under the profit sharing or any other
          benefit  or incentive plan  of the Company.   For the purposes of
          this paragraph, a Sale of the Company shall mean any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert or more than a majority of the outstanding shares of the Company entitled to vote upon the election of directors.

                    10. Effect of Prior Agreements. This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement, arrangement or understanding between the Executive and the Company.

                    11. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "Company" as used herein shall mean such corporation and this Agreement shall continue in full force and effect.

                    12.  General Provisions.
                         ------------------

                         (a) Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by the Executive, his beneficiaries, or legal representatives without the Company's prior written consent; provided, however, that nothing in this Section 12(a) shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights hereunder to the person or persons entitled thereto.

                         (b)  Binding Agreement.   This Agreement  shall be
          binding upon, and inure to the benefit of, the Executive and the Company and their respective permitted successors and assigns.

                         (c)  Amendment  of Agreement.   This Agreement may
          not be modified or amended except by an instrument in writing signed by the parties hereto.

                         (d) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with

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          such waiver or estoppel.  No such written waiver shall be  deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

                         (e) Headings. The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                         (f) Notices. Any and all notices required to be sent pursuant to the terms of this Agreement shall be sent registered or certified mail or personally delivered to the parties hereto at the following addresses or such other addresses as they may designate in writing:

                              If to the Executive:

                              Roy J. Glosser
                              16 Evelyn Drive
                              Jamestown, New York 14701


                              If to the Company:

                              American Locker Group Incorporated
                              15 West Second Street
                              Jamestown, New York  14702

                         (g) Governing Law. This Agreement has been executed in the Commonwealth of Pennsylvania and its validity, interpretation, performance, and enforcement shall be governed by the laws of New York.

                         (h)  Enforceability.        The   invalidity    or
          unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid and unenforceable provision were omitted.

                    WITNESS the due execution hereof as of the day and year first above written.


          ATTEST:                       AMERICAN LOCKER GROUP INCORPORATED

          By: /s/ Charles E. Harris     By: /s/ Harold J. Ruttenberg
              ---------------------         ------------------------

          Title: Secretary              Title:  Chairman,  Chief  Executive
                                                  Officer and Treasurer

          WITNESS:                      EXECUTIVE

          /s/ Charles E. Harris         /s/ Roy J. Glosser
          ---------------------         -------------------
                                        ROY J. GLOSSER